                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 29, 1997

                               IMN FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   2-72849               11-2558192
--------------------------------------------------------------------------------
 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)           Identification
                                                               Number)

           520 Broad Hollow Road, Melville, New York              11746
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (516) 844-9805

Item 2. Acquisition or Disposition of Assets

      (a)(i) On December 29, 1997, the Registrant and 1st Potomac Mortgage Corporation ("Potomac") executed and delivered a stock purchase agreement (the "Agreement") pursuant to which the registrant agreed to acquire from Potomac 100% of the issued and outstanding shares of capital stock.

      (ii) The amount and source of consideration used by the Registrant was, at closing, delivery of $1,000,000 worth of the Registrant's common stock to Michael B. Roche (the Principal of Potomac).

      (iii) The principle followed in determining the amount of such consideration was upon negotiation between the parties.

      (b) The assets acquired by the Registrant were 100% of the issued and outstanding capital stock of Potomac. The business of Potomac is mortgage banking. Potomac owns 20% of the common stock and 100% of the preferred stock of Seasons Mortgage Group, Inc. (SMG), a mortgage loan sub-servicing company. The Registrant expects that Potomac will remain a subsidiary of the registrant and that Potomac's business will continue in a manner in which it was conducted prior to the acquistion.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial statements of the businesses acquired

      (b) Pro forma financial information

      (C) Exhibits

            (1) Form 8K-A of the Registrant, dated December 2, 1997. (incorporated by reference to the Registrant's Form 8-KA, dated December 2, 1997)

            (2) Stock Purchase agreement between the Registrant and Potomac dated December 29, 1997 (incorporated by reference to the Registrant's Form 8-K, dated December 29, 1997).

                               IMN FINANCIAL CORP.

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

      The following pro forma condensed combined balance sheet as of September 30, 1997, and the pro forma condensed combined statement of income for the year ended December 31, 1996 and for the nine months ended September 30, 1997 give effect to the acquisition of 100% of the outstanding common shares of 1st Potomac Mortgage Corporation ("Potomac") by IMN Financial Corp. ("IMN"). The pro forma information is based on the historical financial statements of IMN (as pro forma'd for significant acquisitions) and Potomac giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The IMN statement of financial position at September 30, 1997 and statements of income for the year ended December 31, 1996 and for the nine months ended September 30, 1997, is presented as reflected in the pro forma financial statements in the Registrant's Form 8K-A, dated December 2, 1997.

      The pro forma financial statements have been prepared by IMN management based upon the financial statements of Potomac included elsewhere herein. These pro forma financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of IMN and Potomac contained elsewhere herein.

                               IMN FINANCIAL CORP.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                     ASSETS

                                     IMN
                                  (Per Pro
                                 Forma 8K-A -       Potomac         Pro Forma           Pro Forma
                                  12/2/97)        (Historical)     Adjustments           Combined
                                -------------    --------------    ------------       --------------

Cash                            $     915,363    $      311,929                       $    1,227,292
Mortgage inventory                 34,823,389         5,408,405                           40,231,794
Points and fees receivable          1,115,015           445,752                            1,560,767
Subscription receivable             4,894,488                 0                            4,894,488
Other current receivables             477,916           460,894                              938,810
Marketable securities               5,000,000            25,000                            5,025,000
Investments                           660,293                 0                              660,293
Prepaid expenses                    2,142,222                 0                            2,142,222
Property and equipment-net          1,201,186            62,778                            1,263,964
Mortgage receivable                 2,290,574                 0                            2,290,574
Intangible assets-net                                                 1,436,984   (2)
                                    7,153,523                 0        (167,647)  (3)      8,422,860
Other assets                          121,538           379,628                              501,166
Investment in Potomac                                                 1,000,000   (1)
                                            0                 0      (1,000,000)  (2)              0
                                -------------    --------------    ------------       --------------

Total assets                    $  60,795,507    $    7,094,386    $ 1,269,337        $   69,159,230
                                =============    ==============    ============       ==============

         See Notes to Pro forma Condensed Combined Financial Statements.

                               IMN FINANCIAL CORP.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1997

                       LIABILTIES AND STOCKHOLDERS' EQUITY

                                     IMN
                                  (Per Pro
                                Forma 8K-A -       Potomac         Pro Forma           Pro Forma
                                  12/2/97)      (Historical)      Adjustments          Combined
                                ------------    -------------    -------------       -------------

Liabilities
  Accounts payable and
    accrued expenses             $ 2,866,265     $    651,642                          $ 3,517,907
  Warehouse lines of credit       33,990,545        5,300,237                           39,290,782
  Notes payable                      130,000          672,720                              802,720
  Borrowers escrow funds             573,343            9,102                              582,445
  Capital lease obligations          330,740                0                              330,740
  Due to related party             2,504,488          138,182                            2,642,670
  Deferred income                    410,942                0                              410,942
  Deferred income taxes            2,838,537           37,491          718,492   (2)     3,594,520
  Other liabilities                      966            3,504                                4,470
                                ------------    -------------    -------------       -------------

    Total Liabilities             43,645,826        6,812,878          718,492          51,177,196

Stockholders' Equity
  Preferred stock-authorized
    5,000,000 shares, $.0001
    per share                              0                0                                    0
  Common stock-authorized
    45,000,000 shares,
    $.0001 per share, the
    pro forma number of
    shares outstanding at
    September 30, 1997 was                                                  31   (1)
    25,188,686                         2,488              500             (500)  (2)         2,519

                                                                       999,969   (1)
  Additional paid in capital      17,715,766          301,896         (301,896)  (2)    18,715,735
                                                                        37,138   (2)

  Retained earnings                 (568,573)         (37,138)        (167,647)  (3)      (736,220)
  Subordinated Debt                        0           16,250          (16,250)  (2)             0
                                ------------    -------------    -------------       -------------

Total Stockholders' Equity        17,149,681          281,508          550,845          17,982,034
                                ------------    -------------    -------------       -------------

Total Liabilities and
  Stockholders' Equity           $60,795,507     $  7,094,386     $  1,269,337         $69,159,230
                                ============    =============    =============       =============

         See Notes to Pro forma Condensed Combined Financial Statements.

                               IMN FINANCIAL CORP.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE INTERIM PERIOD SEPTEMBER 30, 1997

                                     IMN
                                   (Per Pro
                                 Forma 8K-A -         Potomac          Pro Forma          Pro Forma
                                   12/2/97)        (Historical)       Adjustments         Combined
                                 -------------     -------------     -------------      -------------

Operating Income
  Points, Fees and
      Premium Income              $ 10,158,151      $  1,645,102      $          0       $ 11,803,253
  Interest Income                    1,159,596               276                 0          1,159,872
                                 -------------     -------------     -------------      -------------

    Total Operating Income          11,317,747         1,645,378                 0         12,963,125
                                 -------------     -------------     -------------      -------------

Operating Expenses
  Field and Direct Expenses          4,948,718         1,022,717                 0          5,971,435
  Interest Expenses                  1,122,157            22,547                 0          1,144,704
                                 -------------     -------------     -------------      -------------
   Total Operating Expenses          6,070,875         1,045,264                 0          7,116,139
                                 -------------     -------------     -------------      -------------

Gross Profit                         5,246,872           600,114                 0          5,846,986

General and Administrative
    Expenses                         5,820,024           603,069            71,849          6,494,942
                                 -------------     -------------     -------------      -------------

Income (Loss) from Operations         (573,152)           (2,955)          (71,849)          (647,956)

Other Income (Expenses)                      0            10,528                 0             10,528
                                 -------------     -------------     -------------      -------------

Income (Loss) before Provision
    for Income Taxes                  (573,152)             7,573          (71,849)          (637,428)

Provision for Income Taxes                   0                 0                 0                  0
                                 -------------     -------------     -------------      -------------

Net Income (Loss)                 $   (573,152)     $      7,573      $    (71,849)      $   (637,428)
                                 =============     =============     =============      =============

Weighted Average Number of
    Shares Outstanding                                                                     23,582,011
                                                                                        =============

Net Income per Share (Basic)                                                                  -0.0270
                                                                                        =============

Net Income per Share (Diluted)                                                                -0.0270
                                                                                        =============

         See Notes to Pro forma Condensed Combined Financial Statements.

                               IMN FINANCIAL CORP.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                       IMN
                                    (Per Pro
                                  Forma 8K-A -        Potomac          Pro Forma        Pro Forma
                                    12/2/97)       (Historical)       Adjustments        Combined
                                 --------------    -------------     -------------    --------------

Operating Income
  Points, Fees and
      Premium Income              $  10,807,637     $  3,943,412      $          0     $  14,751,049
  Interest Income                       946,798           22,514                 0           969,312
                                 --------------    -------------     -------------    --------------
    Total Operating Income           11,754,435        3,965,926                 0        15,720,361
                                 --------------    -------------     -------------    --------------
Operating Expenses
  Field and Direct Expenses           5,733,926        2,523,203                 0         8,257,129
  Interest Expenses                   1,045,357           86,241                 0         1,131,598
                                 --------------    -------------     -------------    --------------
   Total Operating Expenses           6,779,283        2,609,444                 0         9,388,727
                                 --------------    -------------     -------------    --------------
Gross Profit                          4,975,152        1,356,482                 0         6,331,634
General and Administrative
    Expenses                          5,996,590        1,405,406            95,798         7,497,794
                                 --------------    -------------     -------------    --------------
Income (Loss) from Operations        (1,021,438)         (48,924)          (95,798)       (1,166,160)
Other Income (Expenses)
  Interest expense                       (3,677)               0                 0            (3,677)
  Other income (expense)                      0           29,195                 0            29,195
  Gain on Sale of Subsidiaries          856,232                0                 0           856,232
                                 --------------    -------------     -------------    --------------
Income (Loss) before Provision
    for Income Taxes                   (168,883)         (19,729)          (95,798)         (284,410)
Provision for Income Taxes              (14,042)          (8,329)                0           (22,371)
                                 --------------    -------------     -------------    --------------
Net Income (Loss)                 $    (182,925)    $    (28,058)     $    (95,798)    $    (306,781)
                                 ==============    =============     =============    ==============
Weighted Average Number of
    Shares Outstanding                                                                    22,516,769
                                                                                      ==============
Net Income per Share (Basic)                                                                 -0.0136
                                                                                      ==============
Net Income per Share (Diluted)                                                               -0.0136
                                                                                      ==============

         See Notes to Pro forma Condensed Combined Financial Statements.

                               IMN FINANCIAL CORP.

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

      On December 29, 1997, IMN acquired 100% of the outstanding common stock of Potomac for a total consideration of $1,000,000. The pro forma financial statements combine the assets and liabilities of the two companies at September 30, 1997 and their results of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997. In combining the entities, the following pro forma adjustments have been made.

      (1) Reflects the acquisition of Potomac as follows:

             Issuance of common stock
                307,692 shares @ $.0001 per share             $           31
                Additional paid in capital                           999,969
                                                             ---------------

                  Total consideration                         $    1,000,000
                                                             ===============

      (2) To eliminate the Investment in Potomac.

             Goodwill, net of deferred income taxes           $    1,436,984
             Deferred income taxes                            $     (718,492)
             Common stock                                                500
             Additional paid in capital                              301,896
             Retained earnings                                       (37,138)
             Unrealized gains                                         16,250
                                                             ---------------
                  Total Investment in Potomac                  $   1,000,000
                                                             ===============

      (3) For purposes of presenting the pro forma condensed combined statement of income, the following adjustment (which is expected to be recurring) has been made:

                                                     Nine Months       Year
                                                        Ended          Ended
                                                       9/30/97       12/31/96
                                                    -------------  -------------

              Increase (decrease) in income:
                Amortization of goodwill (15 yrs.)   $  (71,849)    $  (95,798)
                                                     ==========     ==========

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IMN FINANCIAL CORP.

                                (Registrant)


                              ---------------------------------
                                By: s/Edward Capuano
                                    Edward Capuano,
                                     President and Principal
                                     Executive Officer and
                                     Principal Financial Officer

Dated: January 23, 1998

                        1ST POTOMAC MORTGAGE CORPORATION

                            FINANCIAL STATEMENTS AND
                            SUPPLEMENTARY INFORMATION

                            Year Ended June 30, 1997

TABLE OF CONTENTS

                                                                        Page No.

INDEPENDENT AUDITOR'S REPORT .........................................      1

FINANCIAL STATEMENTS

     Balance Sheet ...................................................      2

     Statement of Income and Retained Earnings .......................      3

     Statement of Cash Flows .........................................      4

     Notes to Financial Statements ...................................      5

SUPPLEMENTARY INFORMATION

     Schedule of General and Administrative Expenses .................     11

     Computation of Adjusted Net Worth ...............................     12

     Auditor's Information ...........................................     13

          [LETTERHEAD OF VIVIAN J. PAIGE o CERTIFIED PUBLIC ACCOUNTANT]

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
1st Potomac Mortgage Corporation
Fairfax, Virginia

We have audited the accompanying balance sheet of 1st Potomac Mortgage Corporation as of June 30, 1997, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the accounts and disclosures in the financial statements. An audit also includes assessing the accounting principles, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1st Potomac Mortgage Corporation as of June 30, 1997, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the report is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Corporation. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Vivian J. Paige

November 15, 1997

1ST POTOMAC MORTGAGE CORPORATION
BALANCE SHEET
June 30, 1997

CURRENT ASSETS
  Cash                                                               $  711,317
  Marketable securities                                                  25,000
  Accounts receivable                                                   32l,866
  Loans on hand                                                       4,416,700
  Employee advances                                                      29,258
  Stockholder advances                                                  367,375
  Income tax refunds due                                                 39,538
  Notes receivable                                                       15,869
                                                                     ----------
                                            TOTAL CURRENT ASSETS      5,926,923
                                                                     ==========

PROPERTY AND EQUIPMENT, net of
accumulated depreciation of $144,145                                     59,624

OTHER ASSETS
  Deposits                                                               16,599
  Nonremarketable securities                                            360,387
                                                                     ----------
                                                                        376,986
                                                                     ----------
                                                                     $6,363,533
                                                                     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                   $  218,115
  Payroll taxes                                                         604,688
  Due to affiliate                                                      138,182
  Security deposit payable                                                3,504
  Current portion of long-term debt                                   4,767,043
                                                                     ----------

                                       TOTAL CURRENT LIABILITIES      5,731,532

LONG-TERM DEBT, less current portion                                    320,917

DEFERRED INCOME TAXES                                                    37,491

STOCKHOLDERS' EQUITY
  Common stock, no par value, $5,000
    shares authorized, 50 shares
    issued and outstanding                                                  500
  Paid in capital                                                       301,896
  Retained earnings                                                     (45,053)
  Unrealized gains on securities marketable
    securities                                                           16,250
                                                                     ----------
                                                                        273,593
                                                                     ----------
                                                                     $6,363,533
                                                                     ==========

See accompanying notes and accountant's report.

1ST POTOMAC MORTGAGE CORPORATION
STATEMENT OF INCOME AND RETAINED EARNINGS
For the year ended June 30, 1997

NET REVENUES                                                         $4,701,377

EXPENSES
  Depreciation                                                           28,622
  General and administrative expenses                                 4,907,910
  Interest                                                               85,447
                                                                     ----------
                                                                      5,021,979
                                                                     ----------

                                   INCOME (LOSS) FROM OPERATIONS       (320,602)

OTHER INCOME (EXPENSE)
  Interest                                                               25,433
  Dividends                                                                 222
  Income from joint venture                                              13,465
  Sublease rental income                                                 10,512
  Rent expenses                                                         (10,811)
  Gain (loss) on sale of assets                                          (3,331)
  Penalties                                                              (5,591)
                                                                     ----------

                                     INCOME (LOSS) BEFORE EQUITY
                                           IN INCOME OF INVESTEE       (290,703)

EQUITY IN INCOME (LOSS) OF INVESTEE                                      10,065
                                                                     ----------

                               INCOME (LOSS) BEFORE INCOME TAXES       (280,638)

INCOME TAXES (BENEFIT)
  Current                                                               (25,423)
  Deferred                                                              (15,386)
                                                                     ----------

                                               NET INCOME (LOSS)       (239,829)

BEGINNING RETAINED EARNINGS                                             194,776
                                                                     ----------
                                        ENDING RETAINED EARNINGS     $  (45,053)
                                                                     ==========

See accompanying notes and accountant's report.

1ST POTOMAC MORTGAGE CORPORATION
STATEMENT OF CASH FLOWS
For the year ended June 30, l997

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                                  $ (239,829)
  Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation and amortization                                        28,622
    Deferred income taxes                                               (15,386)
    (Gain) loss on disposal of property                                   3,331
    Undistributed (earnings) loss of affiliate                          (10,065)
    (Increase) decrease in accounts receivable                         (164,205)
    (Increase) decrease in loans on hand                             (3,207,250)
    (Increase) decrease in other assets                                 290,435
    Increase (decrease) in accounts payable                             201,584
    Increase (decrease) in accrued liabilities                          606,130
    Increase (decrease) in income taxes payable                         (10,013)
                                                                     ----------
    Total adjustments                                                (2,276,817)
                                                                     ----------

                                     NET CASH PROVIDED (USED) BY
                                            OPERATING ACTIVITIES     (2,516,646)

CASH FLOWS FROM INVESTING ACTIVITIES
  Cash payments for the purchase of property                            (21,275)
                                                                     ----------

                                     NET CASH PROVIDED (USED) BY
                                            INVESTING ACTIVITIES        (21,275)

CASH FLOWS FROM FINANCING ACTIVITIES
  Cash payments for the purchase of stock                               (25,000)
  Net borrowings on lines of credit                                   3,285,718
  Principal payments on long-term debt                                  (65,733)
                                                                     ----------

                                     NET CASH PROVIDED (USED) BY
                                            FINANCING ACTIVITIES      3,194,985
                                                                     ----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                    657,064

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           54,253
                                                                     ----------

                        CASH AND CASH EQUIVALENTS, END OF PERIOD     $  711,317
                                                                     ==========

SUPPLEMENTAL DISCLOSURES
  Noncash investing and financing activities:
    Stock purchased                                                  $  298,747
    Loan obtained                                                      (273,747)
                                                                     ----------
      Net cash paid                                                      25,000
                                                                     ==========

  Cash paid during the period for:
    Interest                                                             83,596
    Income taxes                                                          3,321

See accompanying notes and accountant's report.

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1997

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

History and activity

1st Potomac Mortgage Corporation began doing business in March 1991. Headquartered in Fairfax, VA, the Corporation operates banches in Virginia and Maryland. The Corporation's business activity involves origination of mortgage loans which are sold to other mortgage companies. The Corporation presently has no intention to hold or service any mortgage loans.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Accounting method

The Corporation uses the accrual basis of a accounting in accordance with generally accepted accounting principles.

Cash

For purposes of the statement of cash flows, the Corporation considers cash and certificates of deposit as cash equivalents.

Property and equipment

Property and equipment are stated at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the assets.

Marketable equity securities

Investments in marketable equity securities which are available for sale are stated at fair market value. Realized gains and losses on dispositions are based on the net proceeds and the adjusted book value of the securities sold, using the specific identification method. Unrealized gains and losses on investment securities available for sale are based on the difference between book value and fair value of each security. These gains and losses are credited or charged to stockholders' equity, whereas realized gains and losses flow through the Corporation's yearly operations. The Corporation disposed of no available for sale securities during the year.

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1997

The cost and fair market values of the available for sale securities are as follows:

    Available for sale
     equity securities
      Cost                                                      $  8,750
    Gross unrealized gains                                        16,250
    Gross unrealized losses                                         --
                                                                --------
        Fair market value                                       $ 25,000
                                                                ========

There was no change in the net unrealized holding gains on these securities.

Income taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized for differences between the bases of assets and liabilities for financial and tax reporting. The differences relate primarily to accounts receivable (deferred for income tax purposes but included for financial statement purposes) and accounts payable (deductible for financial statement purposes but not for income tax purposes). The deferred taxes represent future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

At June 30, 1997, deferred tax liabilities recognized for taxable temporary differences total $128,764. Deterred tax assets recognized for temporary differences total $91,273.

Savings and retirement plan

The Corporation has a savings and retirement plan which is available to all employees who have attained certain age and service requirements. Contributions made to the plan are entrusted to an investment company which provides investment consultation and administration. Employee contributions to the plan are limited to the lesser of 15% of compensation or limits set by the IRS. Employer contributions are subject to discrimination requirements and are made at the discretion of the Corporation. No profit sharing contributions were made during the year.

NOTE B - RELATED PARTY TRANSACTIONS

At June 30, 1997, the Corporation owed $138,122 to an affiliated

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1997

company in which the Corporation owns 20% of the outstanding common stock (Note
C). The amount is non-interest bearing and will be repaid as funds become available.

In addition, the Corporation's stockholders were advanced funds totaling $367,375 at June 30, 1997. These amounts will be repaid through payroll deductions.

The Corporation repurchased and retired 500 shares owned by one of the stockholders at a cost of $298,747, paying $25,000 cash and issuing a note for the remainder.

NOTE C - NONMARKETABLE SECURITIES

The Corporation owns 20% of the common stock and 100% of the preferred stock of Seasons Mortgage Group, Inc. (SMG), a mortgage loan servicing concern. Condensed balance sheet, prepared in conformity with generally accepted accounting principles, is summarized below:

            Cash                                        $2,857,460
            Equipment, net                                 517,781
            Other assets                                 1,099,395
                                                        ----------
                                                         4,474,636
            Liabilities                                  3,373,168
                                                        ----------
            Equity                                      $1,101,468
                                                        ==========

The revenues and net income for June 30, 1997 were $1,568,159 and $50,325, respectively. The investment in SMG is accounted for using the equity method. The balance in the investment at June 30, 1997 consists of the following:

            Balance at 6/30/96                          $  850,229
            Return of capital                             (500,000)
            1997 earnings                                   10,065
                                                        ----------
                                                        $  360,294
                                                        ==========

In addition, the Corporation has a small joint venture in which $100 was invested and losses of $7 were incurred. This is also included in the financial statements.

NOTE D - LONG TERM DEBT

Long term lease obligations for office equipment which are essentially equivalent to an installment purchase of the equipment are presented

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1997

as notes payable in the financial statements. The cash price of the equipment is capitalized at the beginning of the lease period and this value is depreciated over the estimated useful lives of the related assets. At June 30, 1997, there were no long term lease obligations.

Notes payable to banks under warehouse lines of credit represent amounts advanced to the Corporation which the Corporation uses to provide interim financing, if needed, for the period from loan settlement until the sale of the mortgage loan to an investor, at which time the amounts advanced under the lines of credit are repaid. The lines of credit are personally guaranteed by the stockholders.

Notes payable at June 30, 1997 consisted of the following:

Warehouse line of credit of $4,000,000,
  payable as loans are purchased with
  interest at the LIBO rate plus 3 l/2%,
  secured by deeds of trust tota1ing
  $1,434,350.                                      $1,349,434

Warehouse line of credit of $200,000,
  payable as loans, are purchased with
  interest at the Wall Street Jounal
  prime plus 1 1/2%, secured by deeds of
  trust totaling $12,500.                              12,268

Mortgage purchase facility of
  $4,000,000, payable as loans are
  purchased with interest at 9.5%,
  secured by deeds of trust totaling
  $1,741,200.                                       1,760,866

Warehouse line of credit of $2,500,000,
  payable as loans are purchased with
  interest at the Wall Street Journal
  prime plus 2%, secured by deeds of
  trust totaling $1,228,650.                        1,210,559

Installment loan payable in monthly
  installments of $2,079 including
  interest at 9.29%, final payment due
  7/00, secured by real estate owned
  personally by the stockholders                      189,015

Revolving line of credit of

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1997

  $200,000, payable on demand with
  interest due monthly at the Wall
  Street Journal prime plus 2%, secured
  by real estate owned personally by the
  stockholders.                                       179,190

Revolving line of credit of $50,000,
  payable on demand with interest due
  monthly at the Chase Manhattan Bank
  prime plus 2%, unsecured.                            49,985

Installment loan payable in monthly
  installments of $4,581 plus interest
  at 9.5%, final payment due 1/00,
  unsecured.                                          101,225

Installment loan payable in monthly
  installments of $507 including
  interest at 10.99%, final payment due
  7/01, secured by automobile.                         15,869

Installment loan payable in semi-monthly
  installments of $5,000 including
  interest at 5.75%, secured by stock.                219,549
                                                   ----------

                                                   $5,087,960

Less current portion                               (4,767,043)
                                                   ----------
                                                   $  320,917
                                                   ==========

Maturities of long term debt are as follows:

          Year ending June 30, 1998                $4,767,043
                               1999                   141,887
                               2000                    14,976
                               2001                   164,054
                                                   ----------
                                                   $5,087,960
                                                   ==========

NOTE E - LEASES

Premises

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1997

The Corporation leases premises in Virginia and Maryland. The lease terms, expiration dates, and lease obligations to the end of the terms are as follows:

  Occupied by             Term       Expiration       Lease Obligation

  Portfolio and
   Fairfax branches
   and HQ                6 years      2/28/03            $1,052,319

  Annapolis branch       3 years      7/31/97                 3,029

  Columbia branch        1 year       2/28/98                22,400

  Richmond branch        3 years      7/31/99                69,453

The Virginia Beach branch lease is month-to-month. In addition, the Corporation leases another space which is currently sub1eased through 5/31/98. This lease expires 6/30/04 with a total lease obligation to the end of the lease of $272,638. The sublease will result in rental income of $35,040.

Equipment

In addition the Corporation leases certain telephone and office equipment. Lease payments totalled $63,283 for the year ended June 30, 1997. The following is a schedule by years of future minimum lease payments under operating leases that have an initial or remaining noncancelable term in excess of one year as of June 30, 1997:

                               Year ending June 30, 1998     $  57,469
                                                    1999        45,126
                                                    2000        35,392
                                                             ---------
                                                             $ 137,987
                                                             =========

                            SUPPLEMENTARY INFORMATION

1ST POTOMAC MORTGAGE CORPORATION
SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
For the year ended June 30, 1997

GENERAL AND ADMINISTRATIVE EXPENSES
  Personnel expenses
    Wages and salaries                                                $1,102,519
    Commissions                                                        1,781,227
    Employee benefits                                                     59,607
    Payroll taxes                                                        195,338
    Temporary labor                                                       51,405
  Accounting and legal                                                    59,021
  Advertising                                                            420,683
  Appraisals and credit reports                                          182,620
  Auto expenses                                                           21,743
  Bank charges                                                            52,224
  Contributions                                                               50
  Couriers                                                               103,829
  Dues and subscriptions                                                   4,498
  Entertainment and meals                                                 33,495
  Equipment rent                                                          95,560
  Insurance                                                               20,776
  Miscellaneous                                                           48,876
  Office expense                                                         179,972
  Pagers                                                                   3,444
  Rent                                                                   318,966
  Repairs and maintenance                                                 28,231
  Taxes and licenses                                                      11,026
  Telephone                                                              124,965
  Travel                                                                   7,835
                                                                      ----------
                                                                      $4,907,910
                                                                      ==========

See accountant's report.

1st POTOMAC MORTGAGE CORPORATION
COMPUTATION OF ADJUSTED NET WORTH TO DETERMINE
COMPLIANCE WITH FHA NET WORTH REQUIREMENTS
For the year ended June 30, 1997

1) Servicing Portfolio 6/30/97                                        $   --

2) Add:
       Origination                                                    6,933,959
       Purchased from Loan Corresp.                                       --

3) Less:
       Servicing Retained                                                 --
       Loan Corresp. Purchase Retained                                    --

4)  Total                                                             6,933,959

5) Net Worth Required (1%)                                               69,340

Stockholders' Equity (Net Worth)
  per Balance Sheet                                                  $  273,593

Less: Unacceptable Assets
      Stockholder advances                                             (367,375)

Adjusted Net Worth for HUD Requirement Purposes                      $  (93,782)

Adjusted Net Worth Above Amount Required                             $    --

Adjusted Net Worth Below Amount Required                             $  163,122

See accountant's report.

1ST POTOMAC MORTGAGE CORPORATION
AUDITOR'S INFORMATION
For the year ended June 30, 1997

Vivian J. Paige, CPA
Vivian J. Paige, CPA, PC
5750 Chesapeake Boulevard, Suite 203
Norfolk, Virginia 23513
(757)857-7903
FEIN: 54-1692547

                        1ST POTOMAC MORTGAGE CORPORATION

                              FINANCIAL STATEMENTS
                            SUPPLEMENTARY INFORMATION

                            Year Ended June 30, 1996

TABLE OF CONTENTS

                                                                        Page No.

INDEPENDENT AUDITOR'S REPORT .........................................      1

FINANCIAL STATEMENTS

  Balance Sheet ......................................................      2

  Statement of Income and Retained Earnings ..........................      3

  Statement of Cash Flows ............................................      4

  Notes to Financial Statements ......................................      5

SUPPLEMENTARY INFORMATION

  Schedule of General and Administrative Expenses ....................     11

  Computation of Adjusted Net Worth ..................................     12

          [LETTERHEAD OF VIVIAN J. PAIGE o CERTIFIED PUBLIC ACCOUNTANT]

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
1st Potomac Mortgage Corporation
Fairfax, Virginia

We have audited the accompanying balance sheet of 1st Potomac Mortgage Corporation as of June 30, 1996, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the accounts and disclosures in the financial statements. An audit also includes assessing the accounting principles, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1st Potomac Mortgage Corporation as of June 30, 1995, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the report is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Corporation. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Vivian J. Paige

October 22, 1996

1ST POTOMAC MORTGAGE CORPORATION
BALANCE SHEET
June 30, 1996

CURRENT ASSETS
  Cash                                                               $   54,253
  Marketable securities                                                  25,000
  Accounts receivable                                                   157,661
  Loans on hand                                                       1,209,450
  Employee advances                                                      18,254
  Stockholder advances                                                  209,756
  Notes receivable                                                       15,000
                                                                     ----------
                                            TOTAL CURRENT ASSETS      1,689,384

PROPERTY AND EQUIPMENT, net of
  accumulated depreciation of $119,383                                   70,302

OTHER ASSETS
  Deposits                                                               16,054
  Nonremarketable securities                                            850,322
                                                                     ----------
                                                                        866,376
                                                                     ----------
                                                                     $2,626,062
                                                                     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Escrow payable                                                     $   32,248
  Accounts payable                                                       16,531
  Payroll taxes                                                           4,427
  Due to affiliate                                                      103,569
  Income taxes                                                           10,013
  Current portion of long-term debt                                   1,389,677
                                                                     ----------

                                       TOTAL CURRENT LIABILITIES      1,556,465

LONG-TERM DEBT, less current portion                                    204,549

DEFERRED INCOME TAXES                                                    52,877

STOCKHOLDERS' EQUITY
  Common stock, no par value, $5,000
    shares authorized, 100 shares
    issued and outstanding                                                1,000
  Paid in capital                                                       600,143
  Retained earnings                                                     194,778
  Unrealized gains on securities marketable
    securities                                                           16,250
                                                                     ----------
                                                                        812,171
                                                                     ----------
                                                                     $2,626,062
                                                                     ==========

See accompanying notes and accountant's report.

1st POTOMAC MORTGAGE CORPORATION
STATEMENT OF INCOME AND RETAINED EARNINGS
For the year ended June 30, 1996

NET REVENUES                                                         $3,185,447

EXPENSES
  Depreciation                                                           27,329
  General and administrative expenses                                 2,893,357
  Interest                                                               87,035
                                                                     ----------
                                                                      3,007,721
                                                                     ----------

                                   INCOME (LOSS) FROM OPERATIONS        177,726

OTHER INCOME (EXPENSE)
  Interest                                                               19,595
  Dividends                                                                 230
  Sublease rental income                                                 19,260
  Rent expenses                                                         (33,209)
                                                                     ----------

                                     INCOME (LOSS) BEFORE EQUITY
                                           IN INCOME OF INVESTEE        183,602

EQUITY IN INCOME (LOSS) OF INVESTEE                                      57,579
                                                                     ----------

                               INCOME (LOSS) BEFORE INCOME TAXES        241,181

INCOME TAXES (BENEFIT)
  Current                                                                 6,334
  Deferred                                                               51,134
                                                                     ----------

                                               NET INCOME (LOSS)        183,713

BEGINNING RETAINED EARNINGS                                              11,065
                                                                     ----------
                                        ENDING RETAINED EARNINGS     $  194,778
                                                                     ==========

See accompanying notes and accountant's report.

1ST POTOMAC MORTGAGE CORPORATION
STATEMENT OF CASH FLOWS
For the year ended June 30, l996

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                                  $  183,713
  Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation and amortization                                        27,329
    Deferred income taxes                                                51,134
    Undistributed (earnings) loss of affiliate                          (57,579)
    (Increase) decrease in accounts receivable                          (73,943)
    (Increase) decrease in loans on hand                             (1,209,450)
    (Increase) decrease in other assets                                (136,792)
    Increase (decrease) in accounts payable                               3,449
    Increase (decrease) in accrued liabilities                          111,583
    Increase (decrease) in income taxes payable                          10,013
                                                                     ----------
    Total adjustments                                                (1,274,255)
                                                                     ----------

                                     NET CASH PROVIDED (USED) BY
                                            OPERATING ACTIVITIES     (1,090,542)

CASH FLOWS FROM INVESTING ACTIVITIES
  Cash payments for the purchase of property                            (40,761)
                                                                     ----------

                                     NET CASH PROVIDED (USED) BY
                                            INVESTING ACTIVITIES        (40,761)

CASH FLOWS FROM FINANCING ACTIVITIES
  Net borrowings on line of credit                                    1,161,484
  Principal payments on long-term debt                                   (7,607)
                                                                     ----------

                                     NET CASH PROVIDED (USED) BY
                                            FINANCING ACTIVITIES      1,153,877
                                                                     ----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     22,574

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           31,679
                                                                     ----------

                        CASH AND CASH EQUIVALENTS, END OF PERIOD     $   54,253
                                                                     ==========

SUPPLEMENTAL DISCLOSURES
  Noncash investing and financing activities:
    Property purchased                                               $   23,349
    Loan obtained                                                       (23,349)
                                                                     ----------
      Net cash paid                                                  $     -
                                                                     ==========

  Cash paid during the period for:
    Interest                                                             87,035

See accompanying notes and accountant's report.

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1996

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

History and activity

1st Potomac Mortgage Corporation began doing business in March 1991. Headquartered in Fairfax, VA, the Corporation operates banches in Virginia and Maryland. The Corporation's business activity involves origination of mortgage loans which are sold to other mortgage companies. The Corporation presently has no intention to hold or service any mortgage loans.

Accounting method

The Corporation uses the accrual basis of accounting in accordance with generally accepted accounting principles.

Cash

For purposes of the statement of cash flows, the Corporation considers cash and certificates of deposit as cash equivalents.

Property and equipment

Property and equipment are stated at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the assets. At June 30, 1996, property and equipment consisted of the following:

    Office furniture and equipment          $ 166,336
    Automobile                                 23,349
    Accumulated depreciation                 (119,383)
                                            ---------
                                            $  70,302
                                            =========

Marketable equity securities

Investments in marketable equity securities which are available for sale are stated at fair market value. Realized gains and losses on dispositions are based on the net proceeds and the adjusted book value of the securities sold, using the specific identification method. Unrealized gains and losses on investment securities available for sale are based on the difference between book value and fair value of each security. These gains and losses are credited or charged to stockholders' equity, whereas realized gains and losses flow through the Corporation's yearly operations. The Corporation disposed of no available for sale securities during the year.

The cost and fair market values of the available for sale securities

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1996

are as follows:

                                                1995
    Available for sale
     equity securities
      Cost                                    $  8,750          $  8,750
    Gross unrealized gains                      16,250            16,250
    Gross unrealized losses                       --                --
                                              --------          --------
        Fair market value                     $ 25,000          $ 20,000
                                              ========          ========

The change in net unrealized holding gains on these securities available for sale in the amount of $5,000 has been charged to stockholders' equity.

Income taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized for differences between the bases of assets and liabilities for financial and tax reporting. The differences relate primarily to accounts receivable (deferred for income tax purposes but included for financial statement purposes) and accounts payable (deductible for financial statement purposes but not for income tax purposes). The deferred taxes represent future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

At June 30, 1996, deferred tax liabilities recognized for taxable temporary differences total $66,631. Deterred tax assets recognized for temporary differences total $13,754.

Savings and retirement plan

The Corporation has a savings and retirement plan which is available to all employees who have attained certain age and service requirements. Contributions made to the plan are entrusted to an investment company which provides investment consultation and administration. Employee contributions to the plan are limited to the lesser of 15% of compensation or limits set by the IRS. Employer contributions are subject to discrimination requirements and are made at the discretion of the Corporation. No profit sharing contributions were made during the year.

NOTE B - RELATED PARTY TRANSACTIONS

At June 30, 1996, the Corporation owed $103,569 to an affiliated company in which the Corporation owns 20% of the outstanding common

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1996

stock (Note C). The amount is non-interest bearing and will be repaid as funds become available.

In addition, the Corporation's stockholders were advanced funds totalling $209,756 at June 30, 1996. These amounts will be repaid through payroll deductions.

NOTE C - NONMARKETABLE SECURITIES

The Corporation owns 20% of the common stock and 100% of the preferred stock of Seasons Mortgage Group, Inc. (SMG), a mortgage loan servicing concern. Condensed balance sheet, prepared in conformity with generally accepted accounting principles, is summarized below:

            Cash                                        $3,315,913
            Equipment, net                                 123,813
            Other assets                                   446,314
                                                        ----------
                                                         3,886,040
            Liabilities                                  2,834,897
                                                        ----------
            Equity                                      $1,051,143
                                                        ==========

The revenues and net income for June 30, 1996 were $501,129 and $288,190, respectively. The investment in SMG is accounted for using the equity method. The balance in the investment at June 30, 1996 consists of the following:

            Balance at 6/30/95                          $  792,643
            1996 earnings                                   57,586
                                                        ----------
                                                        $  850,229
                                                        ==========

In addition, the Corporation has a small joint venture in which $100 was invested and losses of $7 were incurred. This is also included in the financial statements.

NOTE D - LONG TERM DEBT

Long term lease obligations for office equipment which are essentially equivalent to an installment purchase of the equipment are presented as notes payable in the financial statements. The cash price of the equipment is capitalized at the beginning of the lease period and this value is depreciated over the estimated useful lives of the related assets. At June 30, 1996, there were no long term lease obligations.

Notes payable to banks under warehouse lines of credit represent

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1996

amounts advanced to the Corporation which the Corporation uses to provide interim financing, if needed, for the period from loan settlement until the sale of the mortgage loan to an investor, at which time the amounts advanced under the lines of credit are repaid. The lines of credit are personally guaranteed by the stockholders.

Notes payable at June 30, 1996 consisted of the following:

Warehouse line of credit of $3,000,000,
  payable as loans are purchased with
  interest at the LIBO rate plus 3 l/2%,
  secured by deeds of trust total1ing
  $744,400.                                        $  682,082

Warehouse line of credit of $200,000,
  payable as loans are purchased with
  interest at the Wall Street Jounal
  prime plus 1 1/2%, secured by deeds of
  trust.                                                --

Mortgage purchase facility of
  $4,000,000, payable as loans are
  purchased with interest at 9.5%,
  secured by deeds of trust totaling
  $465,050.                                           446,403

Installment loan payable in monthly
  installments of $2,079 including
  interest at 9.29%, final payment due
  7/00, secured by real estate owned
  personally by the stockholders                      195,283

Revolving line of credit of
  $200,000, payable on demand with
  interest due monthly at the Wall
  Street Journal prime plus 2%, secured
  by real estate owned personally by the
  stockholders.                                       200,000

Revolving line of credit of $50,000,
  payable on demand with interest due
  monthly at the Chase Manhattan Bank
  prime plus 2%, unsecured.                            49,985

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1996


Installment loan payable in monthly
  installments of $507 including
  interest at 10.99%, final payment due
  7/01, secured by automobile.                         20,473
                                                   ----------
                                                   $1,594,226
Less current portion                               (1,389,677)
                                                   ----------
                                                   $  204,549
                                                   ==========

Maturities of long term debt are as follows:

          Year ending June 30, 1997                $1,389,677
                               1998                    12,370
                               1999                    13,655
                               2000                   177,510
                               2001                     1,014
                                                   ----------
                                                   $1,594,226
                                                   ==========

NOTE E - LEASES

Premises

The Corporation leases premises in Virginia and Maryland. The lease terms, expiration dates, and lease obligations to the end of the terms are as follows:

  Occupied by             Term       Expiration       Lease Obligation
  -----------             ----       ----------       ----------------

  Fairfax branch
   and HQ                5 years      2/28/97            $   52,572

  Annapolis branch       3 years      7/31/97                39,283

  Columbia branch        1 year       2/28/97                22,400

  Portfolio and
   Commercial
   branches              5 years      6/30/98                83,071

  Richmond branch        3 years      7/31/99                98,328

The Virginia Beach branch lease is month-to-month.

1ST POTOMAC MORTGAGE CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 1996

Equipment

In addition, the Corporation leases certain telephone and office equipment. Lease payments totalled $48,753 for the year ended June 30, 1996. The following is a schedule by years of future minimum lease payments under operating leases that have an initial or remaining noncancelable term in excess of one year as of June 30, 1996:

                               Year ending June 30, 1997     $  63,283
                                                    1998        57,469
                                                    1999        45,126
                                                    2000        35,392
                                                             ---------
                                                             $ 201,270
                                                             =========

                            SUPPLEMENTARY INFORMATION

1ST POTOMAC MORTGAGE CORPORATION
SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
For the year ended June 30, 1996

GENERAL AND ADMINISTRATIVE EXPENSES
  Personnel expenses
    Wages and salaries                                                $  663,512
    Commissions                                                        1,252,884
    Employee benefits                                                     53,897
    Payroll taxes                                                        130,510
    Temporary labor                                                       13,316
  Accounting and legal                                                    24,791
  Advertising                                                             83,582
  Appraisals and credit reports                                           63,644
  Auto expenses                                                           34,133
  Bank charges                                                             1,033
  Contributions                                                              285
  Couriers                                                                72,595
  Dues and subscriptions                                                   9,294
  Entertainment and meals                                                 23,568
  Equipment rent                                                          57,603
  Insurance                                                               11,614
  Miscellaneous                                                           17,890
  Office expense                                                         108,724
  Pagers                                                                   3,841
  Rent                                                                   257,548
  Repairs and maintenance                                                  6,793
  Taxes and licenses                                                      17,386
  Telephone                                                               81,594
  Travel                                                                   3,320
                                                                      ----------
                                                                      $2,893,357
                                                                      ==========

See accountant's report.

1st POTOMAC MORTGAGE CORPORATION
COMPUTATION OF ADJUSTED NET WORTH TO DETERMINE
COMPLIANCE WITH FHA NET WORTH REQUIREMENTS
For the year ended June 30, 1996

STOCKHOLDERS' EQUITY (NET WORTH) PER
  BALANCE SHEET                                                      $  812,171

LESS: UNACCEPTABLE ASSETS
      Stockholder advances                                             (209,756)
                                                                     ----------

ADJUSTED NET WORTH FOR FHA REQUIREMENT PURPOSES                      $  602,415
                                                                     ==========

See accompanying notes and accountant's report.